UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                  ------------

                         FRANKLIN MUTUAL RECOVERY FUND
                       ---------------------------------
               (Exact name of registrant as specified in charter)

            101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
           ----------------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ---------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100
                                                   ----------------
Date of fiscal year end: 03/31
                        -------

Date of reporting period: 03/31/10
                         -----------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2010

ANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                                                           VALUE

                                    FRANKLIN
                              MUTUAL RECOVERY FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Mutual Recovery Fund .............................................    4
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   16
The Fund's Repurchase Offers ..............................................   18
Financial Highlights and Statement of Investments .........................   19
Financial Statements ......................................................   30
Notes to Financial Statements .............................................   35
Report of Independent Registered Public Accounting Firm ...................   50
Tax Designation ...........................................................   51
Board Members and Officers ................................................   53
Shareholder Information ...................................................   58

Shareholder Letter
AVERAGE ANNUAL TOTAL RETURN

CLASS A                    3/31/10
-------                    -------
1-Year                     +31.82%
5-Year                      -1.76%
Since Inception (6/2/03)    +1.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Dear Shareholder:

Franklin Mutual Recovery Fund's fiscal year-end on March 31, 2010, marked just over one year from the dramatic equity market lows of March 2009. Over this period, the markets moved remarkably and consistently upward. Downturns lasted only a few weeks and declined less than 10% for major indexes. During this tremendous run, the Fund's Class A shares' +39.86% total return (not including the sales charge) for the 12 months under review lagged the Standard & Poor's 500 Index's (S&P 500's) +49.77% return.(1)

The consistency of the market's rise belied the complex sequence of events that drove it. As discussed in our semiannual report last fall, the Fund's fiscal year began with the markets recovering from lows set while the survival of the banking system was in doubt. The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. As the year progressed, corporate earnings showed steady progress, with inventory restocking slowly giving way to optimism about a sustainable economic recovery. U.S. gross domestic product turned to growth in the third quarter of 2009 and accelerated to its fastest pace in six years as the year ended.

Financial markets moved with, and in anticipation of, improving economic conditions. Credit markets were buoyant, with high-quality companies able to borrow significant amounts at very low interest rate spreads relative to Treasuries. Securitization markets even returned to life, and credit card companies completed securitizations without government guarantees for the first time since the 2008 financial crisis. By fiscal year-end, financial markets were

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
stable enough that the Federal Reserve Board was able to stop its massive purchases of mortgage-backed securities without a visible tremor in the market. Overall, we think markets and economic activity look "normal" again.

The Fund is intended to give investors substantial exposure to each of the three strategies generally employed by Franklin Mutual Advisers: merger arbi-trage, distressed debt, and special situations and undervalued securities. As we entered this fiscal year, we were more heavily weighted in equities, followed by debt and lastly merger arbitrage. Over the course of the fiscal year, the Fund reduced its exposure to equities and generally added to merger arbi-trage. Heading forward in 2010, we expect to see opportunities across all three strategies.

The Fund found what we believed to be attractive opportunities in merger arbitrage situations this past year, taking positions in large strategic deals such as those occurring in the pharmaceuticals industry in mid-2009 and in technology and energy more recently. Although Fund performance in this area was positive during this period, it did lag the appreciation experienced more broadly in the equity markets. Merger and acquisition activity increased over the latter part of the year, and we expect further acceleration. Large strategic acquirers who may be facing significant obstacles to organic growth have access to considerable amounts of capital at very reasonable rates, and we think they are likely to see the advantages of consolidation and restructuring.

We also found opportunities in distressed debt. Gone were the extreme distressed prices on senior loans that emerged in late 2008 and early 2009, but the Fund found opportunities in debt of over-leveraged entities and in the securities of companies emerging from reorganization. Near fiscal year-end, we continued to find smaller opportunities in those areas and anticipate an increase in financial distress as the leveraged buyouts of 2005 to 2008 reach maturity of their debt.

As the year progressed and equities continued to climb, the Fund generally was a seller of equities, which allowed the Fund to have a greater degree of balance between its core strategies of distressed debt, event-driven equities and merger arbitrage. We reinvested in some new event-driven equities, in both the U.S. and Europe.

Despite the market advance, headwinds remain as we close this fiscal year. Financial market conditions are more normal and volatility continues to drop, potentially reducing future returns. Credit markets are no longer generally under stress, and returns for taking credit risk are generally reduced. Equities look fairly valued on some long-term measures and no longer reflect extreme


                        2 | Not part of the annual report
economic stress. Underlying economic conditions will likely face the continued withdrawal of government support and possibly even a drag from measures that may be required to address significant fiscal imbalances in many countries including the U.S. We will continue to focus on security specific analysis to find undervalued securities and attractive opportunities in these uncertain markets. We thank you for your support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/10

                                   (PIE CHART)

Equity ................................................................   43.7%
Debt Instruments & Reorganization .....................................   28.6%
Arbitrage .............................................................   24.2%
Short-Term Investments & Other Net Assets .............................    3.5%*

*    Net of short positions.

This annual report for Franklin Mutual Recovery Fund covers the fiscal year ended March 31, 2010.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Mutual Recovery Fund - Class A had a +39.86% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +49.77%

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                4 | Annual Report
total return for the same period.(1) The Fund outperformed the +0.61% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index.(2) The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy ended the fiscal year under review in much better shape than it began and showed signs of broad-based improvements. In the latter half of the period, U.S. industrial output, manufacturing and exports posted steady gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit, and a lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. New-home prices rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as existing-home prices were essentially unchanged while the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product (GDP) grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.2% advance in 2010's first quarter.(3) As renewed signs of a demand-led recovery emerged, oil prices jumped from $50 per barrel to a 17-month peak of $84 during the year under review but remained below 2008's record level. The March 2010 inflation rate

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total
     Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/ depreciation only. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

(3.) Source: Bureau of Economic Analysis.


                                Annual Report | 5

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/10

                                   (BAR CHART)

Equity                                      63.3%*
Debt Instruments                            21.3%
Short-Term Investments & Other Net Assets   15.4%

*    Net of short positions.

was an annualized 2.3%.(4) Core inflation, which excludes food and energy costs, rose at a 1.1% annualized rate(4) and was below the Fed's informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. During the period, it began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate subsided from a 26-year high of 10.1% in October 2009 to 9.7%, a level sustained through the first three months of 2010.(4)

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a +46.93% total return, while the broader S&P 500 posted a +49.77% total return and the technology-heavy NASDAQ Composite Index returned +58.32%.(5) All major industry groups posted gains for the period, with the strongest returns from the cyclical financials, industrials and consumer discretionary sectors.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: (C) 2010 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market valued weighted and includes over 3,000 companies.


                                6 | Annual Report

MANAGER'S DISCUSSION

The year ended March 31, 2010, featured strong performances from many of the Fund's holdings. Leaders included Virgin Media, a U.K.-based broadband and media company; Groupe Eurotunnel, a French infrastructure company that operates the 31-mile Channel Tunnel and rail system under the English Channel; and Weyerhaeuser, one of the top U.S. forest products companies.

Virgin Media shares surged over the past year as restructuring and investment measures bore fruit. The company was able to extend the maturities on its debt, strengthening its balance sheet. Furthermore, cost-cutting steps taken during 2008 and throughout 2009 drove the company's incremental operating margins higher. Investments made to upgrade its network, infrastructure and customer service reduced customer turnover, enabled further growth in the number of services taken by customers and allowed the company to impose two price increases, one in May 2009 and another in 2010. Toward period-end, Virgin Media was the beneficiary of a regulatory ruling that lowered the cost of access to premium content, potentially facilitating future video revenues.

The bulk of Groupe Eurotunnel's operational efforts in 2009 were aimed at regaining lost market share stemming from damages wrought by a September 2008 tunnel fire. Market share of all cross-channel traffic was 28% at its lowest point following the fire. By year-end 2009, however, market share had recovered to 32% and the company projected its market share would rise to 38% in 2010, in line with expectations for a gradual restoration of lost traffic. The tunnel's primary competition, ferry operators, continued to discount prices, but Eurotunnel remained disciplined and did not chase what it deemed to be unprofitable businesses. Eurotunnel's equity capital base expanded in 2009 through conversions of NRS (notes redeemable in shares) debt, warrants and preferred stock, leading to considerably increased share liquidity. In addition, Eurotunnel was added to the Morgan Stanley Capital International (MSCI) World Index, increasing its visibility and market interest in the company.(6)

Weyerhaeuser is one of the world's largest forest products companies. The company was negatively impacted in 2008 and into 2009 by the dramatic slowdown in housing and the general economy which reduced demand for construction materials. In response, its management team undertook a series of actions that recalibrated production to more accurately meet demand and reduced the amount of working capital the business needed to operate. The benefits of these actions began to become apparent in 2009's final quarter. In addition, management announced its intention to convert Weyerhaeuser's

TOP 10 SECTORS/INDUSTRIES
3/31/10

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
Media                                               5.2%
Diversified Telecommunication Services              4.7%
Beverages                                           4.7%
Insurance                                           4.3%
Consumer Finance                                    3.9%
Semiconductors & Semiconductor
Equipment                                           3.6%
Food & Staples Retailing                            3.6%
Paper & Forest Products                             3.0%
Office Electronics                                  2.9%
Health Care Providers & Services                    2.7%

(6.) The MSCI World Index is a free float adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                                Annual Report | 7

TOP 10 HOLDINGS
3/31/10

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
------------------------                    ----------
XTO Energy Inc.                                4.5%
   OIL, GAS & CONSUMABLE FUELS, U.S.
Smith International Inc.                       4.4%
   ENERGY EQUIPMENT & SERVICES, U.S.
Coca-Cola Enterprises Inc.                     4.2%
   BEVERAGES, U.S.
Symetra Financial Corp.                        3.3%
   INSURANCE, U.S.
GMAC Inc.                                      3.0%
   CONSUMER FINANCE, U.S.
Weyerhaeuser Co.                               3.0%
   PAPER & FOREST PRODUCTS, U.S.
CVS Caremark Corp.                             3.0%
   FOOD & STAPLES RETAILING, U.S.
Xerox Corp.                                    2.9%
   OFFICE ELECTRONICS, U.S.
Virgin Media Inc.                              2.7%
   MEDIA, U.K.
Community Health Systems Inc.                  2.7%
   HEALTH CARE PROVIDERS & SERVICES, U.S.

corporate structure from a corporation to a real estate investment trust (REIT), which is a change that we at Franklin Mutual Advisers had advocated. We believe the REIT conversion will provide the company with a more efficient tax structure as well as position it to be more competitive with other large timber owners, the overwhelming majority of which also hold their timber in a REIT structure. Additionally, improving housing dynamics, firming wood pulp prices and continued strength in lumber pricing helped drive improved performance toward period-end. According to our analysis, the anticipated benefits from REIT conversion, restructuring actions and continued improvement in end-market dynamics situates Weyerhaeuser well for the future, which we think could help the stock close the gap between our view of intrinsic value and market value.

This annual report covers a period of broad-based, positive stock market performance and few of the Fund's positions declined in value. Nonetheless, there were some detractors, including Motor Coach Industries International
(MCII) Holdings, a coach manufacturer; the debt of Indianapolis Downs, a gaming operator; and shares in RRI Energy, an independent power producer.

MCII Holdings is the largest manufacturer of commuter coaches in the U.S. Since the company emerged from bankruptcy in early 2009, the difficult economy coupled with widespread municipal budget deficits crimped orders for new coaches from independent operators and public transit authorities. The dearth of orders led to several downward revisions of projected cash flows and weighed heavily on the enterprise's valuation. During March of this year, the exclusion of the highway and transportation spending portion of the U.S. government's newly enacted Hiring Incentives to Restore Employment (HIRE) bill cast a shadow of uncertainty over the near- to mid-term prospects for a rebound in public sector orders. Against this backdrop, we continued to work toward a consensual resolution regarding MCII's leveraged capital structure and sought to maximize the recovery on the Fund's investment.

Indianapolis Downs operates a "racino," a combination race track and casino, of which the Fund was a holder of debt. The Indy LIVE! racino


                                8 | Annual Report
opened its temporary casino in June 2008 while the permanent casino was under construction. The permanent casino opened in March 2009, at a time when consumers were closely monitoring and curbing their discretionary spending. The Indiana market's gaming revenues (excluding the two Indianapolis racinos) declined 6.2% in 2008 and 3.4% in 2009. While the permanent casino's financial results improved as the property matured, at period-end it appeared the company might have a hard time growing into its capital structure. Compounding this difficulty, the company was unsuccessful in its attempts for legislative relief on the tax front and in terms of trying to get certain gaming tables approved. Indianapolis Downs entered 2010 highly leveraged, and we believe it could likely face a balance sheet restructuring without equity sponsor support. Largely as a result, the debt held by the Fund lost value in the past year.

The share prices of many independent power producers declined over the period, and shares of RRI Energy, a merchant power producer, were under pressure as profitability of its coal-fired generation decreased, a result of falling power prices, weaker volumes and higher coal costs. Furthermore, a significant portion of RRI's current cash flows were being consumed by maturing debt and costly environmental retrofits needed at many existing plants. The company sold its retail operations in the second quarter of 2009. We initiated the position expecting consolidation in the sector, and subsequent to year-end, RRI announced a merger with Mirant, another independent power producer. According to our analysis, the merger holds the potential to unlock significant synergies and create value for shareholders of both companies.


                               Annual Report | 9

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

(PHOTO OF Christian Correa)


/s/ Christian Correa
Christian Correa, CFA
Portfolio Manager


(PHOTO OF Shawn M. Tumulty)


/s/ Shawn M. Tumulty
Shawn M. Tumulty, CFA
Portfolio Manager


(PHOTO OF Keith Luh)


/s/ Keith Luh
Keith Luh, CFA
Portfolio Manager

Franklin Mutual Recovery Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMRAX)                      CHANGE   3/31/10   3/31/09
-----------------------                      ------   -------   -------
Net Asset Value (NAV)                        +$2.73    $9.75     $7.02
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                    $0.1083

CLASS B (SYMBOL: N/A)                        CHANGE   3/31/10   3/31/09
---------------------                        ------   -------   -------
Net Asset Value (NAV)                        +$2.69    $9.60     $6.91
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                    $0.0441

CLASS C (SYMBOL: FCMRX)                      CHANGE   3/31/10   3/31/09
-----------------------                      ------   -------   -------
Net Asset Value (NAV)                        +$2.69    $9.60     $6.91
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                    $0.0465

ADVISOR CLASS (SYMBOL: FMRVX)                CHANGE   3/31/10   3/31/09
-----------------------------                ------   -------   -------
Net Asset Value (NAV)                        +$2.75    $9.83     $7.08
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                    $0.1358


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   5-YEAR   INCEPTION (11/3/03)
-------                                         -------   ------   -------------------
Cumulative Total Return(1)                       +39.86%   -2.91%         +17.51%
Average Annual Total Return(2)                   +31.82%   -1.76%          +1.61%
Value of $10,000 Investment(3)                  $13,182   $9,151         $11,075
   Total Annual Operating Expenses(4)   1.43%

CLASS B                                          1-YEAR   5-YEAR   INCEPTION (11/3/03)
-------                                         -------   ------   -------------------
Cumulative Total Return(1)                       +38.80%   -6.22%         +12.64%
Average Annual Total Return(2)                   +34.80%   -1.60%          +1.88%
Value of $10,000 Investment(3)                  $13,480   $9,225         $11,264
   Total Annual Operating Expenses(4)   2.12%

CLASS C                                          1-YEAR   5-YEAR   INCEPTION (11/3/03)
-------                                         -------   ------   -------------------
Cumulative Total Return(1)                       +38.78%   -6.05%         +12.83%
Average Annual Total Return(2)                   +37.78%   -1.24%          +1.90%
Value of $10,000 Investment(3)                  $13,778   $9,395         $11,283
   Total Annual Operating Expenses(4)   2.09%

ADVISOR CLASS                                     1-YEAR  5-YEAR   INCEPTION (6/2/03)
-------------                                   -------   ------   -------------------
Cumulative Total Return(1)                       +40.21%   -1.27%         +33.26%
Average Annual Total Return(2)                   +40.21%   -0.26%          +4.29%
Value of $10,000 Investment(3)                  $14,021   $9,873         $13,326
   Total Annual Operating Expenses(4)   1.13%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     3/31/10
-------                     -------
1-Year                      +31.82%
5-Year                       -1.76%
Since Inception (11/3/03)    +1.61%

CLASS A (11/3/03-3/31/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MUTUAL RECOVERY
     DATE            FUND - CLASS A        S&P 500(5)
-------------   ------------------------   ----------
   11/3/2003            $ 9,423             $10,000
  11/30/2003            $ 9,652             $10,088
  12/31/2003            $10,010             $10,617
   1/31/2004            $10,155             $10,812
   2/29/2004            $10,283             $10,962
   3/31/2004            $10,189             $10,797
   4/30/2004            $10,095             $10,627
   5/31/2004            $10,070             $10,773
   6/30/2004            $10,266             $10,983
   7/31/2004            $10,112             $10,619
   8/31/2004            $10,249             $10,662
   9/30/2004            $10,325             $10,778
  10/31/2004            $10,342             $10,942
  11/30/2004            $10,973             $11,385
  12/31/2004            $11,323             $11,772
   1/31/2005            $11,151             $11,485
   2/28/2005            $11,314             $11,727
   3/31/2005            $11,404             $11,519
   4/30/2005            $11,341             $11,301
   5/31/2005            $11,630             $11,661
   6/30/2005            $11,792             $11,677
   7/31/2005            $11,997             $12,111
   8/31/2005            $12,043             $12,001
   9/30/2005            $12,034             $12,098
  10/31/2005            $11,596             $11,896
  11/30/2005            $11,829             $12,346
  12/31/2005            $12,088             $12,351
   1/31/2006            $12,508             $12,678
   2/28/2006            $12,565             $12,712
   3/31/2006            $12,833             $12,870
   4/30/2006            $12,785             $13,043
   5/31/2006            $12,900             $12,668
   6/30/2006            $12,920             $12,685
   7/31/2006            $12,979             $12,763
   8/31/2006            $13,303             $13,067
   9/30/2006            $13,440             $13,404
  10/31/2006            $13,882             $13,840
  11/30/2006            $14,029             $14,104
  12/31/2006            $14,335             $14,301
   1/31/2007            $14,781             $14,518
   2/28/2007            $14,832             $14,234
   3/31/2007            $15,237             $14,393
   4/30/2007            $15,572             $15,030
   5/31/2007            $16,089             $15,555
   6/30/2007            $15,951             $15,296
   7/31/2007            $15,452             $14,822
   8/31/2007            $15,254             $15,044
   9/30/2007            $15,347             $15,607
  10/31/2007            $15,545             $15,855
  11/30/2007            $14,889             $15,192
  12/31/2007            $14,476             $15,087
   1/31/2008            $13,667             $14,182
   2/29/2008            $13,383             $13,721
   3/31/2008            $13,098             $13,662
   4/30/2008            $13,623             $14,328
   5/31/2008            $13,896             $14,513
   6/30/2008            $12,563             $13,290
   7/31/2008            $12,442             $13,178
   8/31/2008            $12,563             $13,369
   9/30/2008            $11,130             $12,177
  10/31/2008            $ 8,998             $10,132
  11/30/2008            $ 8,277             $ 9,405
  12/31/2008            $ 8,445             $ 9,505
   1/31/2009            $ 7,963             $ 8,704
   2/28/2009            $ 7,458             $ 7,777
   3/31/2009            $ 7,918             $ 8,458
   4/30/2009            $ 8,535             $ 9,268
   5/31/2009            $ 8,972             $ 9,786
   6/30/2009            $ 9,073             $ 9,806
   7/31/2009            $ 9,500             $10,548
   8/31/2009            $ 9,780             $10,928
   9/30/2009            $10,173             $11,336
  10/31/2009            $10,027             $11,126
  11/30/2009            $10,318             $11,793
  12/31/2009            $10,768             $12,021
   1/31/2010            $10,598             $11,588
   2/28/2010            $10,677             $11,947
   3/31/2010            $11,075             $12,668

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     3/31/10
-------                     -------
1-Year                      +34.80%
5-Year                       -1.60%
Since Inception (11/3/03)    +1.88%

CLASS B (11/3/03-3/31/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MUTUAL RECOVERY
     DATE            FUND - CLASS B        S&P 500(5)
-------------   ------------------------   ----------
  11/3/2003             $10,000              $10,000
 11/30/2003             $10,243              $10,088
 12/31/2003             $10,620              $10,617
  1/31/2004             $10,764              $10,812
  2/29/2004             $10,891              $10,962
  3/31/2004             $10,792              $10,797
  4/30/2004             $10,692              $10,627
  5/31/2004             $10,656              $10,773
  6/30/2004             $10,855              $10,983
  7/31/2004             $10,692              $10,619
  8/31/2004             $10,828              $10,662
  9/30/2004             $10,909              $10,778
 10/31/2004             $10,918              $10,942
 11/30/2004             $11,569              $11,385
 12/31/2004             $11,945              $11,772
  1/31/2005             $11,753              $11,485
  2/28/2005             $11,916              $11,727
  3/31/2005             $12,011              $11,519
  4/30/2005             $11,935              $11,301
  5/31/2005             $12,231              $11,661
  6/30/2005             $12,389              $11,677
  7/31/2005             $12,606              $12,111
  8/31/2005             $12,645              $12,001
  9/30/2005             $12,626              $12,098
 10/31/2005             $12,163              $11,896
 11/30/2005             $12,399              $12,346
 12/31/2005             $12,663              $12,351
  1/31/2006             $13,098              $12,678
  2/28/2006             $13,148              $12,712
  3/31/2006             $13,431              $12,870
  4/30/2006             $13,370              $13,043
  5/31/2006             $13,481              $12,668
  6/30/2006             $13,493              $12,685
  7/31/2006             $13,555              $12,763
  8/31/2006             $13,877              $13,067
  9/30/2006             $14,011              $13,404
 10/31/2006             $14,468              $13,840
 11/30/2006             $14,613              $14,104
 12/31/2006             $14,926              $14,301
  1/31/2007             $15,376              $14,518
  2/28/2007             $15,430              $14,234
  3/31/2007             $15,848              $14,393
  4/30/2007             $16,180              $15,030
  5/31/2007             $16,706              $15,555
  6/30/2007             $16,556              $15,296
  7/31/2007             $16,028              $14,822
  8/31/2007             $15,808              $15,044
  9/30/2007             $15,907              $15,607
 10/31/2007             $16,094              $15,855
 11/30/2007             $15,401              $15,192
 12/31/2007             $14,984              $15,087
  1/31/2008             $14,133              $14,182
  2/29/2008             $13,822              $13,721
  3/31/2008             $13,523              $13,662
  4/30/2008             $14,064              $14,328
  5/31/2008             $14,340              $14,513
  6/30/2008             $12,960              $13,290
  7/31/2008             $12,811              $13,178
  8/31/2008             $12,937              $13,369
  9/30/2008             $11,465              $12,177
 10/31/2008             $ 9,257              $10,132
 11/30/2008             $ 8,510              $ 9,405
 12/31/2008             $ 8,679              $ 9,505
  1/31/2009             $ 8,176              $ 8,704
  2/28/2009             $ 7,663              $ 7,777
  3/31/2009             $ 8,118              $ 8,458
  4/30/2009             $ 8,749              $ 9,268
  5/31/2009             $ 9,193              $ 9,786
  6/30/2009             $ 9,286              $ 9,806
  7/31/2009             $ 9,718              $10,548
  8/31/2009             $10,010              $10,928
  9/30/2009             $10,396              $11,336
 10/31/2009             $10,232              $11,126
 11/30/2009             $10,536              $11,793
 12/31/2009             $10,998              $12,021
  1/31/2010             $10,798              $11,588
  2/28/2010             $10,880              $11,947
  3/31/2010             $11,264              $12,668


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     3/31/10
-------                     -------
1-Year                      +37.78%
5-Year                       -1.24%
Since Inception (11/3/03)    +1.90%

CLASS C (11/3/03-3/31/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MUTUAL RECOVERY
     DATE            FUND - CLASS C        S&P 500(5)
-------------   ------------------------   ----------

  11/3/2003              $10,000             $10,000
 11/30/2003              $10,243             $10,088
 12/31/2003              $10,618             $10,617
  1/31/2004              $10,772             $10,812
  2/29/2004              $10,898             $10,962
  3/31/2004              $10,799             $10,797
  4/30/2004              $10,690             $10,627
  5/31/2004              $10,654             $10,773
  6/30/2004              $10,853             $10,983
  7/31/2004              $10,690             $10,619
  8/31/2004              $10,826             $10,662
  9/30/2004              $10,907             $10,778
 10/31/2004              $10,916             $10,942
 11/30/2004              $11,568             $11,385
 12/31/2004              $11,943             $11,772
  1/31/2005              $11,752             $11,485
  2/28/2005              $11,914             $11,727
  3/31/2005              $12,010             $11,519
  4/30/2005              $11,933             $11,301
  5/31/2005              $12,229             $11,661
  6/30/2005              $12,385             $11,677
  7/31/2005              $12,602             $12,111
  8/31/2005              $12,641             $12,001
  9/30/2005              $12,621             $12,098
 10/31/2005              $12,159             $11,896
 11/30/2005              $12,395             $12,346
 12/31/2005              $12,658             $12,351
  1/31/2006              $13,102             $12,678
  2/28/2006              $13,142             $12,712
  3/31/2006              $13,425             $12,870
  4/30/2006              $13,364             $13,043
  5/31/2006              $13,475             $12,668
  6/30/2006              $13,487             $12,685
  7/31/2006              $13,549             $12,763
  8/31/2006              $13,881             $13,067
  9/30/2006              $14,016             $13,404
 10/31/2006              $14,461             $13,840
 11/30/2006              $14,617             $14,104
 12/31/2006              $14,919             $14,301
  1/31/2007              $15,369             $14,518
  2/28/2007              $15,433             $14,234
  3/31/2007              $15,841             $14,393
  4/30/2007              $16,184             $15,030
  5/31/2007              $16,698             $15,555
  6/30/2007              $16,553             $15,296
  7/31/2007              $16,025             $14,822
  8/31/2007              $15,805             $15,044
  9/30/2007              $15,904             $15,607
 10/31/2007              $16,091             $15,855
 11/30/2007              $15,398             $15,192
 12/31/2007              $14,979             $15,087
  1/31/2008              $14,128             $14,182
  2/29/2008              $13,817             $13,721
  3/31/2008              $13,518             $13,662
  4/30/2008              $14,059             $14,328
  5/31/2008              $14,335             $14,513
  6/30/2008              $12,954             $13,290
  7/31/2008              $12,816             $13,178
  8/31/2008              $12,943             $13,369
  9/30/2008              $11,459             $12,177
 10/31/2008              $ 9,261             $10,132
 11/30/2008              $ 8,514             $ 9,405
 12/31/2008              $ 8,680             $ 9,505
  1/31/2009              $ 8,177             $ 8,704
  2/28/2009              $ 7,663             $ 7,777
  3/31/2009              $ 8,131             $ 8,458
  4/30/2009              $ 8,750             $ 9,268
  5/31/2009              $ 9,194             $ 9,786
  6/30/2009              $ 9,287             $ 9,806
  7/31/2009              $ 9,719             $10,548
  8/31/2009              $10,011             $10,928
  9/30/2009              $10,397             $11,336
 10/31/2009              $10,245             $11,126
 11/30/2009              $10,537             $11,793
 12/31/2009              $11,002             $12,021
  1/31/2010              $10,802             $11,588
  2/28/2010              $10,884             $11,947
  3/31/2010              $11,283             $12,668

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              3/31/10
-------------              -------
1-Year                     +40.21%
5-Year                      -0.26%
Since Inception (6/2/03)    +4.29%

ADVISOR CLASS (6/2/03-3/31/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MUTUAL RECOVERY
     DATE         FUND - ADVISOR CLASS     S&P 500(5)
-------------   ------------------------   ----------
   6/2/2003              $10,000             $10,000
  6/30/2003              $10,120             $10,128
  7/31/2003              $10,190             $10,306
  8/31/2003              $10,340             $10,507
  9/30/2003              $10,630             $10,396
 10/31/2003              $11,070             $10,984
 11/30/2003              $11,370             $11,080
 12/31/2003              $11,795             $11,661
  1/31/2004              $11,976             $11,875
  2/29/2004              $12,127             $12,040
  3/31/2004              $12,016             $11,859
  4/30/2004              $11,906             $11,673
  5/31/2004              $11,886             $11,833
  6/30/2004              $12,117             $12,063
  7/31/2004              $11,946             $11,664
  8/31/2004              $12,107             $11,711
  9/30/2004              $12,207             $11,838
 10/31/2004              $12,217             $12,019
 11/30/2004              $12,961             $12,505
 12/31/2004              $13,391             $12,930
  1/31/2005              $13,188             $12,615
  2/28/2005              $13,380             $12,881
  3/31/2005              $13,498             $12,653
  4/30/2005              $13,423             $12,413
  5/31/2005              $13,775             $12,808
  6/30/2005              $13,962             $12,826
  7/31/2005              $14,216             $13,303
  8/31/2005              $14,271             $13,181
  9/30/2005              $14,260             $13,288
 10/31/2005              $13,753             $13,067
 11/30/2005              $14,029             $13,561
 12/31/2005              $14,333             $13,565
  1/31/2006              $14,853             $13,925
  2/28/2006              $14,909             $13,962
  3/31/2006              $15,236             $14,136
  4/30/2006              $15,191             $14,326
  5/31/2006              $15,327             $13,914
  6/30/2006              $15,351             $13,933
  7/31/2006              $15,432             $14,019
  8/31/2006              $15,814             $14,352
  9/30/2006              $15,988             $14,722
 10/31/2006              $16,509             $15,202
 11/30/2006              $16,706             $15,491
 12/31/2006              $17,067             $15,708
  1/31/2007              $17,594             $15,946
  2/28/2007              $17,678             $15,634
  3/31/2007              $18,169             $15,809
  4/30/2007              $18,564             $16,509
  5/31/2007              $19,186             $17,085
  6/30/2007              $19,023             $16,801
  7/31/2007              $18,433             $16,280
  8/31/2007              $18,199             $16,524
  9/30/2007              $18,334             $17,142
 10/31/2007              $18,568             $17,415
 11/30/2007              $17,781             $16,687
 12/31/2007              $17,299             $16,571
  1/31/2008              $16,342             $15,577
  2/29/2008              $15,993             $15,071
  3/31/2008              $15,656             $15,006
  4/30/2008              $16,303             $15,737
  5/31/2008              $16,640             $15,941
  6/30/2008              $15,048             $14,597
  7/31/2008              $14,893             $14,474
  8/31/2008              $15,061             $14,683
  9/30/2008              $13,340             $13,375
 10/31/2008              $10,791             $11,129
 11/30/2008               $9,924             $10,330
 12/31/2008              $10,132             $10,440
  1/31/2009              $ 9,558             $ 9,560
  2/28/2009              $ 8,957             $ 8,542
  3/31/2009              $ 9,504             $ 9,290
  4/30/2009              $10,252             $10,180
  5/31/2009              $10,772             $10,749
  6/30/2009              $10,893             $10,770
  7/31/2009              $11,413             $11,585
  8/31/2009              $11,760             $12,003
  9/30/2009              $12,214             $12,451
 10/31/2009              $12,041             $12,220
 11/30/2009              $12,414             $12,953
 12/31/2009              $12,961             $13,203
  1/31/2010              $12,744             $12,728
  2/28/2010              $12,852             $13,122
  3/31/2010              $13,326             $13,914


                               14 | Annual Report

ENDNOTES

THE FUND MAY INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND IS A NONDIVERSIFIED FUND AND MAY EXPERIENCE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5% TO 25% OF THE FUND'S OUTSTANDING SHARES. THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Source: (C) 2010 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               Annual Report | 15

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,088.70              $14.79
Hypothetical (5% return before expenses)         $1,000           $1,010.77              $14.24
CLASS B
Actual                                           $1,000           $1,083.90              $18.39
Hypothetical (5% return before expenses)         $1,000           $1,007.28              $17.72
CLASS C
Actual                                           $1,000           $1,085.30              $18.46
Hypothetical (5% return before expenses)         $1,000           $1,007.23              $17.77
ADVISOR CLASS
Actual                                           $1,000           $1,091.10              $13.29
Hypothetical (5% return before expenses)         $1,000           $1,012.22              $12.79

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.84%; B: 3.54%; C: 3.55%; and Advisor:
     2.55%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Including a one-time voluntary waiver related to management fees, the most recent six-month expense ratio, annualized for each class, would have been 2.38%, 3.07%, 3.08% and 2.08% for classes A, B, C and Advisor, respectively.


                               Annual Report | 17

The Fund's Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 4/1/09 THROUGH 3/31/10

REPURCHASE          REPURCHASE    % OF SHARES      NUMBER OF
REQUEST DEADLINE   OFFER AMOUNT     TENDERED    SHARES TENDERED
----------------   ------------   -----------   ---------------
4/24/09                 15%         13.651%      3,373,259.347
7/6/09                  25%          5.905%      1,286,209.677
10/2/09                 15%          9.402%      1,960,338.915
12/31/09                15%         11.598%      2,242,516.944


                               18 | Annual Report

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                                                        YEAR ENDED MARCH 31,
                                                                      ----------------------------------------------------
CLASS A                                                                 2010        2009      2008       2007       2006
-------                                                               -------     -------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  7.02     $ 11.98   $  15.04   $  13.43   $  12.64
                                                                      -------     -------   --------   --------   --------
Income from investment operations(a):
   Net investment income (loss)(b) ................................        --(c)     0.08       0.09       0.16      (0.02)
   Net realized and unrealized gains (losses) .....................      2.84       (4.84)     (2.07)      2.27       1.52
                                                                      -------     -------   --------   --------   --------
Total from investment operations ..................................      2.84       (4.76)     (1.98)      2.43       1.50
                                                                      -------     -------   --------   --------   --------
Less distributions from:
   Net investment income ..........................................     (0.11)      (0.19)     (0.29)        --      (0.01)
   Net realized gains .............................................        --       (0.01)     (0.79)     (0.82)     (0.70)
                                                                      -------     -------   --------   --------   --------
Total distributions ...............................................     (0.11)      (0.20)     (1.08)     (0.82)     (0.71)
                                                                      -------     -------   --------   --------   --------
Net asset value, end of year ......................................   $  9.75     $  7.02   $  11.98   $  15.04   $  13.43
                                                                      =======     =======   ========   ========   ========
Total return(d) ...................................................     39.86%     (39.55)%   (14.04)%    18.73%     12.51%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(e) .........................      3.60%       1.47%      2.49%      3.36%      3.53%
Expenses net of waiver, payments by affiliates and unaffiliated fee
   reimbursement(e) ...............................................      3.09%(f)    1.47%      2.49%      3.36%      3.53%
Expenses net of waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(e) .........................      3.09%(f)    1.47%      2.48%      3.36%      3.52%
Ratios to average net assets, excluding dividend expense on
   securities sold short and stock loan fees:
   Expenses before waiver, payments by affiliates and expense
      reduction ...................................................      2.34%       1.39%      2.46%      3.16%      3.34%
   Expenses net of waiver and payments by affiliates ..............      2.08%       1.39%      2.46%      3.16%      3.34%
   Expenses net of waiver, payments by affiliates and expense
      reduction ...................................................      2.08%       1.39%      2.45%      3.16%      3.33%
Net investment income (loss) ......................................        --%(g)    0.90%      0.60%      1.11%     (0.19)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $88,575     $97,975   $238,020   $209,897   $104,694
Portfolio turnover rate ...........................................    117.59%      62.22%     89.18%     85.63%     69.20%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned ad/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(f) Includes a one-time unaffiliated fee reimbursement associated with the stock loan fees. See Note 6.

(g)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Mutual Recovery Fund

                                                                                      YEAR ENDED MARCH 31,
                                                                      -----------------------------------------------
CLASS B                                                                 2010        2009      2008     2007     2006
-------                                                               -------     -------   -------   ------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  6.91     $ 11.76   $ 14.78   $13.29   $12.58
                                                                      -------     -------   -------   ------   ------
Income from investment operations(a):
   Net investment income (loss)(b) ................................     (0.06)       0.02     (0.01)    0.01    (0.11)
   Net realized and unrealized gains (losses) .....................      2.79       (4.75)    (2.02)    2.30     1.52
                                                                      -------     -------   -------   ------   ------
Total from investment operations ..................................      2.73       (4.73)    (2.03)    2.31     1.41
                                                                      -------     -------   -------   ------   ------
Less distributions from:
   Net investment income ..........................................     (0.04)      (0.11)    (0.20)      --       --
   Net realized gains .............................................        --       (0.01)    (0.79)   (0.82)   (0.70)
                                                                      -------     -------   -------   ------   ------
Total distributions ...............................................     (0.04)      (0.12)    (0.99)   (0.82)   (0.70)
                                                                      -------     -------   -------   ------   ------
Net asset value, end of year ......................................   $  9.60     $  6.91   $ 11.76   $14.78   $13.29
                                                                      =======     =======   =======   ======   ======
Total return(c) ...................................................     38.80%     (39.97)%  (14.67)%  18.00%   11.79%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(d) .........................      4.30%       2.12%     3.14%    4.01%    4.18%
Expenses net of waiver, payments by affiliates and unaffiliated fee
   reimbursement(d) ...............................................      3.79%(e)    2.12%     3.14%    4.01%    4.18%
Expenses net of waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(d) .........................      3.79%(e)    2.12%     3.13%    4.01%    4.17%
Ratios to average net assets, excluding dividend expense on
   securities sold short and stock loan fees:
   Expenses before waiver, payments by affiliates and expense
      reduction ...................................................      3.04%       2.04%     3.11%    3.81%    3.99%
   Expenses net of waiver and payments by affiliates ..............      2.78%       2.04%     3.11%    3.81%    3.99%
   Expenses net of waiver, payments by affiliates and expense
      reduction ...................................................      2.78%       2.04%     3.10%    3.81%    3.98%
Net investment income (loss) ......................................     (0.70)%      0.25%    (0.05)%   0.46%   (0.84)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $ 1,503     $ 1,704   $ 4,333   $5,024   $4,243
Portfolio turnover rate ...........................................    117.59%      62.22%    89.18%   85.63%   69.20%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(e) Includes a one-time unaffiliated fee reimbursement associated with the stock loan fees. See Note 6.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Mutual Recovery Fund

                                                                                      YEAR ENDED MARCH 31,
                                                                      -------------------------------------------------
CLASS C                                                                 2010        2009      2008      2007      2006
-------                                                               -------     -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  6.91     $ 11.75   $ 14.78   $ 13.29   $ 12.58
                                                                      -------     -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ................................     (0.07)       0.02     (0.01)     0.04     (0.11)
   Net realized and unrealized gains (losses) .....................      2.81       (4.74)    (2.02)     2.27      1.52
                                                                      -------     -------   -------   -------   -------
Total from investment operations ..................................      2.74       (4.72)    (2.03)     2.31      1.41
                                                                      -------     -------   -------   -------   -------
Less distributions from:
   Net investment income ..........................................     (0.05)      (0.11)    (0.21)       --        --
   Net realized gains .............................................        --       (0.01)    (0.79)    (0.82)    (0.70)
                                                                      -------     -------   -------   -------   -------
Total distributions ...............................................     (0.05)      (0.12)    (1.00)    (0.82)    (0.70)
                                                                      -------     -------   -------   -------   -------
Net asset value, end of year ......................................   $  9.60     $  6.91   $ 11.75   $ 14.78   $ 13.29
                                                                      =======     =======   =======   =======   =======
Total return(c) ...................................................     38.78%     (39.85)%  (14.66)%   17.99%    11.79%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(d) .........................      4.31%       2.09%     3.14%     3.99%     4.18%
Expenses net of waiver, payments by affiliates and unaffiliated fee
   reimbursement(d) ...............................................      3.80%(e)    2.09%     3.14%     3.99%     4.18%
Expenses net of waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(d) .........................      3.80%(e)    2.09%     3.13%     3.99%     4.17%
Ratios to average net assets, excluding dividend expense on
   securities sold short and stock loan fees:
   Expenses before waiver, payments by affiliates and expense
      reduction ...................................................      3.05%       2.01%     3.11%     3.79%     3.99%
   Expenses net of waiver and payments by affiliates ..............      2.79%       2.01%     3.11%     3.79%     3.99%
   Expenses net of waiver, payments by affiliates and expense
      reduction ...................................................      2.79%       2.01%     3.10%     3.79%     3.98%
Net investment income (loss) ......................................     (0.71)%      0.28%    (0.05)%    0.48%    (0.84)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $38,893     $38,432   $96,131   $87,018   $55,030
Portfolio turnover rate ...........................................    117.59%      62.22%    89.18%    85.63%    69.20%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(e) Includes a one-time unaffiliated fee reimbursement associated with the stock loan fees. See Note 6.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Mutual Recovery Fund

                                                                                       YEAR ENDED MARCH 31,
                                                                      ---------------------------------------------------
ADVISOR CLASS                                                           2010        2009      2008       2007       2006
-------------                                                         -------     -------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  7.08     $ 12.10   $  15.18   $  13.50   $ 12.67
                                                                      -------     -------   --------   --------   -------
Income from investment operations(a):
   Net investment income(b) .......................................      0.02        0.15       0.14       0.21      0.02
   Net realized and unrealized gains (losses) .....................      2.87       (4.93)     (2.09)      2.29      1.53
                                                                      -------     -------   --------   --------   -------
Total from investment operations ..................................      2.89       (4.78)     (1.95)      2.50      1.55
                                                                      -------     -------   --------   --------   -------
Less distributions from:
   Net investment income ..........................................     (0.14)      (0.23)     (0.34)        --     (0.02)
   Net realized gains .............................................        --       (0.01)     (0.79)     (0.82)    (0.70)
                                                                      -------     -------   --------   --------   -------
Total distributions ...............................................     (0.14)      (0.24)     (1.13)     (0.82)    (0.72)
                                                                      -------     -------   --------   --------   -------
Net asset value, end of year ......................................   $  9.83     $  7.08   $  12.10   $  15.18   $ 13.50
                                                                      =======     =======   ========   ========   =======
Total return ......................................................     40.21%     (39.29)%   (13.83)%    19.24%    12.88%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver, payments by affiliates, unaffiliated fee
   reimbursement and expense reduction(c) .........................      3.31%       1.13%      2.14%      3.01%     3.18%
Expenses net of waiver, payments by affiliates and unaffiliated fee
   reimbursement(c) ...............................................      2.80%(d)    1.13%      2.14%      3.01%     3.18%
Expenses net of waiver, payments by affiliates, unaffiliated fee
    reimbursement and expense reduction(c) ........................      2.80%(d)    1.13%      2.13%      3.01%     3.17%
Ratios to average net assets, excluding dividend expense on
   securities sold short and stock loan fees:
   Expenses before waiver, payments by affiliates and expense
      reduction ...................................................      2.05%       1.05%      2.11%      2.81%     2.99%
   Expenses net of waiver and payments by affiliates ..............      1.79%       1.05%      2.11%      2.81%     2.99%
   Expenses net of waiver, payments by affiliates and expense
      reduction ...................................................      1.79%       1.05%      2.10%      2.81%     2.98%
Net investment income .............................................      0.29%       1.24%      0.95%      1.46%     0.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $39,349     $33,920   $155,570   $152,068   $80,420
Portfolio turnover rate ...........................................    117.59%      62.22%     89.18%     85.63%    69.20%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(d) Includes a one-time unaffiliated fee reimbursement associated with the stock loan fees. See Note 6.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2010

                                                                                                SHARES/
                                                                                 COUNTRY       CONTRACTS           VALUE
                                                                             --------------   ----------       ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 73.3%
          AEROSPACE & DEFENSE 1.3%
      (a) GenCorp Inc. ...................................................    United States      368,880       $  2,124,749
                                                                                                               ------------
          AIR FREIGHT & LOGISTICS 2.3%
          TNT NV .........................................................     Netherlands       137,020          3,930,116
                                                                                                               ------------
          AIRLINES 0.0%
(a, b, c) Northwest Airlines Corp., Contingent Distribution ..............    United States    7,455,000                 --
                                                                                                               ------------
          AUTO COMPONENTS 0.5%
(a, b, c) Collins & Aikman Products Co., Contingent Distribution .........    United States       53,682                537
(a, b, c) Dana Holding Corp., Contingent Distribution ....................    United States      661,000                 --
  ( a, d) IACNA Investor LLC .............................................    United States       10,457                105
(a, d, e) International Automotive Components Group Brazil LLC ...........       Brazil          185,241            283,138
(a, d, e) International Automotive Components Group Japan LLC ............        Japan           16,213            110,433
(a, d, e) International Automotive Components Group LLC ..................     Luxembourg        660,308            349,019
(a, d, e) International Automotive Components Group NA LLC, A ............    United States      299,438            179,190
                                                                                                               ------------
                                                                                                                    922,422
                                                                                                               ------------
          BEVERAGES 5.3%
          Carlsberg AS, B ................................................       Denmark          21,639          1,816,651
      (f) Coca-Cola Enterprises Inc. .....................................    United States      255,000          7,053,300
                                                                                                               ------------
                                                                                                                  8,869,951
                                                                                                               ------------
          CAPITAL MARKETS 0.8%
          ISIS Asset Management PLC ......................................   United Kingdom    1,479,454          1,394,924
                                                                                                               ------------
          CHEMICALS 1.0%
          Airgas Inc. ....................................................    United States       25,320          1,610,858
                                                                                                               ------------
          COMMERCIAL BANKS 1.2%
   (a, d) Elephant Capital Holdings Ltd. .................................        Japan              721                 --
   (a, d) First Chicago Bancorp ..........................................    United States    1,055,414          1,108,185
   (a, d) First Southern Bancorp Inc. ....................................    United States       39,780            839,358
   (a, d) NCB Warrant Holdings Ltd., A ...................................        Japan           31,928                 --
                                                                                                               ------------
                                                                                                                  1,947,543
                                                                                                               ------------
          COMMUNICATIONS EQUIPMENT 1.2%
      (a) Sycamore Networks Inc. .........................................    United States       21,656            435,502
          Tandberg ASA ...................................................       Norway           53,257          1,519,068
                                                                                                               ------------
                                                                                                                  1,954,570
                                                                                                               ------------
          CONSUMER FINANCE 3.9%
   (a, d) Cerberus CG Investor I LLC .....................................    United States    1,874,481            581,089
   (a, d) Cerberus CG Investor II LLC ....................................    United States    1,874,481            581,089
   (a, d) Cerberus CG Investor III LLC ...................................    United States      937,240            290,544
   (a, d) GMAC Inc. ......................................................    United States          358          5,105,167
                                                                                                               ------------
                                                                                                                  6,557,889
                                                                                                               ------------


                               Annual Report | 23

Franklin Mutual Recovery Fund

                                                                                                SHARES/
                                                                                 COUNTRY       CONTRACTS           VALUE
                                                                             --------------   ----------       ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED TELECOMMUNICATION SERVICES 4.7%
   (a, d) AboveNet Inc. ..................................................    United States       55,817       $  2,831,597
   (a, d) AboveNet Inc., stock grant, grant price $10.475,
             expiration date 9/09/13 .....................................    United States           55              8,856
   (a, d) AboveNet Inc., stock grant, grant price $30, expiration
             date 9/07/18 ................................................    United States           11                912
          Cable & Wireless Communication PLC .............................   United Kingdom    2,253,057          1,895,132
      (a) Cable & Wireless Worldwide PLC .................................   United Kingdom    2,253,057          3,147,151
                                                                                                               ------------
                                                                                                                  7,883,648
                                                                                                               ------------
          ELECTRIC UTILITIES 2.0%
(a, b, c) Calpine Corp., Contingent Distribution .........................    United States      424,000                 --
          FirstEnergy Corp. ..............................................    United States       47,624          1,861,622
      (a) Prime Infrastructure Group .....................................      Australia        453,470          1,519,028
                                                                                                               ------------
                                                                                                                  3,380,650
                                                                                                               ------------
          ENERGY EQUIPMENT & SERVICES 4.4%
          Smith International Inc. .......................................    United States      172,600          7,390,732
                                                                                                               ------------
          FOOD & STAPLES RETAILING 3.6%
      (a) AWB Ltd. .......................................................      Australia      1,141,333          1,000,323
      (f) CVS Caremark Corp. .............................................    United States      137,665          5,033,032
                                                                                                               ------------
                                                                                                                  6,033,355
                                                                                                               ------------
          FOOD PRODUCTS 2.1%
          Kraft Foods Inc., A ............................................    United States      119,176          3,603,882
                                                                                                               ------------
          HEALTH CARE EQUIPMENT & SUPPLIES 2.5%
          Alcon Inc. .....................................................     Switzerland        25,734          4,157,585
                                                                                                               ------------
          HEALTH CARE PROVIDERS & SERVICES 2.7%
   (a, f) Community Health Systems Inc. ..................................    United States      123,404          4,557,310
                                                                                                               ------------
          HOTELS, RESTAURANTS & LEISURE 0.0%
   (a, d) GLCP Harrah's Investment LP ....................................    United States    4,502,725                 --
                                                                                                               ------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.4%
      (a) Mirant Corp. ...................................................    United States       27,980            303,863
      (a) NRG Energy Inc. ................................................    United States       33,000            689,700
   (a, f) RRI Energy Inc. ................................................    United States      831,580          3,068,530
                                                                                                               ------------
                                                                                                                  4,062,093
                                                                                                               ------------
          INSURANCE 4.3%
   (a, d) Imagine Group Holdings Ltd. ....................................       Bermuda         152,041          1,775,155
   (a, d) Symetra Financial Corp. ........................................    United States      445,440          5,479,504
                                                                                                               ------------
                                                                                                                  7,254,659
                                                                                                               ------------
          IT SERVICES 0.7%
   (a, g) Alliance Data Systems Corp. ....................................    United States        5,000            319,950
          DST Systems Inc. ...............................................    United States       19,360            802,472
                                                                                                               ------------
                                                                                                                  1,122,422
                                                                                                               ------------


                               24 | Annual Report

Franklin Mutual Recovery Fund

                                                                                                SHARES/
                                                                                 COUNTRY       CONTRACTS           VALUE
                                                                             --------------   ----------       ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MACHINERY 0.0%
(a, d, e) MCII Holdings Inc. .............................................    United States          574       $         --
                                                                                                               ------------
          MEDIA 5.2%
          Sinomedia Holding Ltd. .........................................        China        6,872,000          1,902,927
      (f) Time Warner Cable Inc. .........................................    United States       42,574          2,269,620
      (f) Virgin Media Inc. ..............................................   United Kingdom      265,983          4,590,866
                                                                                                               ------------
                                                                                                                  8,763,413
                                                                                                               ------------
          METALS & MINING 1.2%
          BHP Billiton PLC, ADR ..........................................   United Kingdom       29,950          2,049,478
                                                                                                               ------------
          MULTI-UTILITIES 1.0%
          Enia SpA . .....................................................        Italy          218,449          1,756,056
                                                                                                               ------------
          OFFICE ELECTRONICS 2.9%
          Xerox Corp. ....................................................    United States      510,216          4,974,606
                                                                                                               ------------
          OIL & GAS & CONSUMABLE FUELS 4.5%
      (f) XTO Energy Inc. ................................................    United States      160,200          7,558,236
                                                                                                               ------------
          PAPER & FOREST PRODUCTS 3.0%
          Weyerhaeuser Co. ...............................................    United States      111,870          5,064,355
                                                                                                               ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.6%
      (a) LSI Corp. . ....................................................    United States      408,125          2,497,725
          Maxim Integrated Products Inc. .................................    United States      140,030          2,715,182
      (a) Silicon Storage Technology Inc. ................................    United States      282,730            859,499
                                                                                                               ------------
                                                                                                                  6,072,406
                                                                                                               ------------
          SOFTWARE 1.0%
      (a) RCG Holdings Ltd. ..............................................      Hong Kong      1,552,000          1,755,039
                                                                                                               ------------
          TOBACCO 2.0%
      (f) Lorillard Inc. .................................................    United States       44,246          3,329,069
                                                                                                               ------------
          TRANSPORTATION INFRASTRUCTURE 2.0%
          Groupe Eurotunnel SA ...........................................       France          328,621          3,349,855
                                                                                                               ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $ 138,747,932)                                                                               123,431,871
                                                                                                               ------------
          PREFERRED STOCKS 1.5%
          AUTOMOBILES 0.6%
          Volkswagen AG, pfd. ............................................       Germany          12,131          1,112,853
                                                                                                               ------------
          COMMERCIAL BANKS 0.1%
   (a, d) First Southern Bancorp Inc., cvt. pfd., C ......................    United States           68             68,000
                                                                                                               ------------
          MACHINERY 0.8%
(d, e, h) MCII Holdings Inc., PIK, pfd., A ...............................    United States        4,475          1,252,771
                                                                                                               ------------
          TOTAL PREFERRED STOCKS (COST $5,479,949)                                                                2,433,624
                                                                                                               ------------


                               Annual Report | 25

Franklin Mutual Recovery Fund

                                                                                                SHARES/
                                                                                 COUNTRY       CONTRACTS           VALUE
                                                                             --------------   ----------       ------------
          OPTIONS PURCHASED (COST $28,094) 0.0%i
          CALL OPTIONS 0.0%i
      (a) NRG Energy Inc., Sep. $22.50 Calls, 9/17/10 ....................    United States          265       $     29,150
                                                                                                               ------------

                                                                                              PRINCIPAL
                                                                                              AMOUNT(j)
                                                                                              ----------
          CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE INTERESTS
          21.3%
   (k, l) Avaya Inc., Incremental Term B-2 Loan, FRN, 10.50%, 10/26/14 ...    United States    2,000,000          2,043,334
      (k) Boston Generating LLC, FRN,
             Revolver, 0.165%, 12/21/13 ..................................    United States      216,011            182,597
             Synthetic Letter of Credit, 0.165%, 12/21/13 ................    United States      771,367            652,047
             Term Loan B, 2.54%, 12/21/13 ................................    United States    3,373,471          2,851,639
   (d, m) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ....................    United States    1,645,200            510,012
   (d, m) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ...................    United States    1,645,200            510,012
   (d, m) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ..................    United States      822,600            255,006
      (k) Charter Communications Operating LLC, Incremental Term Loan,
             FRN, 7.25%, 3/06/14 .........................................    United States      535,586            546,007
          CIT Group Inc.,
      (k)     New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12 .............    United States      512,100            530,877
              senior secured sub. bond, 7.00%, 5/01/13 ...................    United States      173,991            170,511
              senior secured sub. bond, 7.00%, 5/01/14 ...................    United States      260,987            247,285
              senior secured sub. bond, 7.00%, 5/01/15 ...................    United States      260,987            244,023
              senior secured sub. bond, 7.00%, 5/01/16 ...................    United States    3,188,981          2,949,807
              senior secured sub. bond, 7.00%, 5/01/17 ...................    United States    1,011,972            936,074
      (k)     Term Loan Tranche 2A, FRN, 9.50%, 1/20/12 ..................    United States      743,400            762,604
          Exterran Holding Inc., senior note, cvt., 4.25%, 6/15/14 .......    United States      920,000          1,142,456
      (k) First Data Corp., Term Loan, FRN,
              B-1, 2.997%, 9/24/14 .......................................    United States    2,006,870          1,782,580
              B-2, 3.032%, 9/24/14 .......................................    United States      623,114            552,695
              B-3, 3.032%, 9/24/14 .......................................    United States      175,500            155,318
      (n) GenCorp Inc., cvt., sub. note, 144A, 3.75%, 12/31/39 ...........    United States    1,800,000          1,686,076
          Hutchinson Technology Inc., cvt., sub. note, 3.25%,
             1/15/26 .....................................................    United States    2,000,000          1,710,000
      (n) Indianapolis Downs LLC, senior secured note, 144A, 11.00%,
             11/01/12 ....................................................    United States    1,000,000            670,000
(c, e, k) International Automotive Components Group NA Inc.,
             Revolver, FRN, 5.50%, 1/18/13 ...............................    United States       59,381             59,381
(d, e, m) International Automotive Components Group NA LLC, 9.00%,
             4/01/17 .....................................................    United States       90,167             92,873
          Mirant North America LLC, senior note, 7.375%, 12/31/13 ........    United States    1,231,000          1,234,078
          National Semiconductor Corp., senior note, 6.60%, 6/15/17 ......    United States    1,500,000          1,630,197
          Powerwave Technologies Inc., sub. note, cvt., 3.875%,
             10/01/27 ....................................................    United States    3,900,000          2,759,250
          Realogy Corp.,
      (k)     Delayed Draw Term Loan B, FRN, 3.251%, 10/10/13 ............    United States    1,188,224          1,052,707
      (k)     Initial Term Loan B, 3.251%, FRN, 10/10/13 .................    United States    2,510,412          2,224,100
              Second Lien Tranche A Term Loan, 13.50%, 10/15/17 ..........    United States      222,000            244,755
      (k)     Synthetic Letter of Credit, FRN, 0.083%, 10/10/13 ..........    United States      675,858            598,776
      (k) Spectrum Brands Inc., FRN,
              Dollar Term B Loan, 8.00%, 6/30/12 .........................    United States      193,679            193,850
              Euro Term Loan, 8.50%, 6/30/12 .............................    United States      609,198 EUR        821,468
              Letter of Credit Commitment, 1.50%, 6/30/12 ................    United States        9,966              9,975


                               26 | Annual Report

Franklin Mutual Recovery Fund

                                                                                              PRINCIPAL
                                                                                 COUNTRY      AMOUNT(j)            VALUE
                                                                             --------------   ----------       ------------
          CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE INTERESTS
          (CONTINUED)
      (k) Texas Competitive Electric Holdings Co. LLC, FRN,
              Delayed Draw Term Loan, 3.729%, 10/10/14 ...................    United States    1,619,661       $  1,304,389
              Initial Tranche B-1 Term Loan, 3.729%, 10/10/14 ............    United States    2,238,659          1,843,397
              Tranche B-2 Term Loan, 3.729%, 10/10/14 ....................    United States      353,364            291,059
              Tranche B-3 Term Loan, 3.729%, 10/10/14 ....................    United States      530,841            432,375
                                                                                                               ------------
          TOTAL CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS (COST $ 36,774,796) ...............................                                       35,883,590
                                                                                                               ------------
          CORPORATE BONDS AND NOTES IN REORGANIZATION
          (COST $8,508,441) 0.0% i
   (e, m) Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%,
             12/15/14 ....................................................    United States   12,892,000             19,338
                                                                                                               ------------

                                                                                                SHARES
                                                                                              ----------
          COMPANIES IN LIQUIDATION 0.4%
      (a) Adelphia Recovery Trust ........................................    United States   11,280,134            394,805
   (a, b) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution .....................................    United States    1,018,915            249,634
(a, d, e) CB FIM Coinvestors LLC .........................................    United States    1,439,821                 --
(a, b, c) Century Communications Corp., Contingent Distribution ..........    United States    2,826,000                 --
   (a, d) FIM Coinvestor Holdings I, LLC .................................    United States    1,801,197                 --
                                                                                                               ------------
          TOTAL COMPANIES IN LIQUIDATION (COST $ 1,672,773) ..............                                          644,439
                                                                                                               ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $ 191,211,985) ...........................................                                      162,442,012
                                                                                                               ------------

                                                                                              PRINCIPAL
                                                                                              AMOUNT(j)
                                                                                              ----------
          SHORT TERM INVESTMENTS 3.0%
          SENIOR FLOATING RATE INTERESTS (COST $52,675) 0.1%
   (k, o) Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN,
             13.00%, 6/03/10 .............................................    United States       52,941             55,026
                                                                                                               ------------
          U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,900,000) 2.9%
      (p) FHLB, 4/01/10 ..................................................    United States    4,900,000          4,900,000
                                                                                                               ------------
          TOTAL INVESTMENTS (COST $196,164,660) 99.5% ....................                                      167,397,038
          OPTIONS WRITTEN (0.1)% .........................................                                          (89,235)
          SECURITIES SOLD SHORT (11.8)% ..................................                                      (19,871,615)
          OTHER ASSETS, LESS LIABILITIES 12.4% ...........................                                       20,883,315
                                                                                                               ------------
          NET ASSETS 100.0% ..............................................                                     $168,319,503
                                                                                                               ------------


                               Annual Report | 27

Franklin Mutual Recovery Fund

                                                                                 COUNTRY      CONTRACTS            VALUE
                                                                             --------------   ----------       ------------
      (q) OPTIONS WRITTEN (0.1)%
          CALL OPTIONS (0.0)%i
          ENERGY EQUIPMENT & SERVICES (0.0)% i
          Exterran Holding Inc., May $25 Calls, 5/22/10 ..................    United States           30       $     (2,850)
                                                                                                               ------------
          IT SERVICES (0.0)% i
          Alliance Data Systems Corp., Jun. $60 Calls, 6/19/10 ...........    United States           50            (30,000)
                                                                                                               ------------
          PUT OPTIONS (0.1)%
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1)%
          NRG Energy Inc., Jun. $22.50 Puts, 6/19/10 .....................    United States          265            (55,385)
                                                                                                               ------------
          OFFICE ELECTRONICS (0.0)% i
          Xerox Corp., Apr. $8 Puts, 4/17/10 .............................    United States        1,000             (1,000)
                                                                                                               ------------
          TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $ 185,658) ............                                     $    (89,235)
                                                                                                               ------------

                                                                                                SHARES
                                                                                              ----------
      (r) SECURITIES SOLD SHORT (11.8)%
          BEVERAGES (0.6)%
          Britvic ........................................................   United Kingdom      143,740       $ (1,012,417)
                                                                                                               ------------
          ELECTRIC UTILITIES (1.0)%
          Allegheny Energy Inc. ..........................................    United States       71,400         (1,642,200)
                                                                                                               ------------
          ENERGY EQUIPMENT & SERVICES (4.5)%
          Schlumberger Ltd. ..............................................    United States      120,234         (7,630,050)
                                                                                                               ------------
          METALS & MINING (1.2)%
          BHP Billiton Ltd., ADR .........................................      Australia         24,510         (1,968,643)
                                                                                                               ------------
          OIL & GAS & CONSUMABLE FUELS (4.5)%
          Exxon Mobil Corp. ..............................................    United States      113,740         (7,618,305)
                                                                                                               ------------
          TOTAL SECURITIES SOLD SHORT (PROCEEDS $ 18,996,668) ............                                     $(19,871,615)
                                                                                                               ------------

(a)  Non-income producing.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2010, the aggregate value of these securities was $59,918, representing 0.04% of net assets.

(d)  See Note 10 regarding restricted securities.

(e)  See Note 14 regarding other considerations.

(f) Security or a portion of the security has been segregated as collateral for securities sold short and open written options contracts. At March 31, 2010, the aggregate value of these securities and cash pledged amounted to $39,767,472.

(g) A portion or all of the security is held in connection with written option contracts open at year end.

(h)  Income may be received in additional securities and/or cash.

(i)  Rounds to less than 0.1% of net assets.

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.


                               28 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

(k)  The coupon rate shown represents the rate at period end.

(l)  Security purchased on a delayed delivery basis. See Note 1(c).

(m)  See Note 9 regarding credit risk and defaulted securities.

(n) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $2,356,076, representing 1.40% of net assets.

(o)  See Note 11 regarding unfunded loan commitments.

(p)  The security is traded on a discount basis with no stated coupon rate.

(q)  See Note 1(d) regarding written options.

(r)  See Note 1(e) regarding securities sold short.

At March 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                                   COUNTERPARTY   TYPE    QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                                   ------------   ----   ----------   -----------   ----------   ------------   ------------
Euro ...................................       DBFX       Buy        15,000   $    20,989     4/14/10     $       --     $    (723)
Japanese Yen ...........................       SSBT       Buy       415,400         4,668     4/20/10             --          (225)
Japanese Yen ...........................       DBFX       Sell    3,289,100        36,144     4/20/10            968            --
Japanese Yen ...........................       BANT       Sell    4,150,000        44,854     4/20/10            471            --
Danish Krone ...........................       SSBT       Buy     2,666,109       485,749     4/23/10             --        (1,992)
Danish Krone ...........................       BANT       Sell      574,400       103,907     4/23/10             --          (316)
Danish Krone ...........................       DBFX       Buy       698,600       127,037     4/23/10             --          (278)
Danish Krone ...........................       SSBT       Sell   11,774,112     2,362,071     4/23/10        225,694            --
British Pound ..........................       SSBT       Buy     2,486,562     3,995,491     5/12/10             --      (221,109)
British Pound ..........................       DBFX       Buy     2,434,000     3,839,148     5/12/10             --      (144,551)
British Pound ..........................       BANT       Buy       332,500       537,958     5/12/10             --       (33,253)
British Pound ..........................       BBU        Buy       240,000       387,000     5/12/10             --       (22,700)
British Pound ..........................       SSBT       Sell      190,970       288,864     5/12/10             --        (1,013)
British Pound ..........................       SSBT       Buy     2,150,729     3,238,121     5/12/10         26,496            --
British Pound ..........................       BANT       Buy       256,969       384,868     5/12/10          5,189            --
British Pound ..........................       BBU        Sell    9,790,134    15,792,466     5/12/10        931,904            --
Australian Dollar ......................       SSBT       Sell    1,445,287     1,325,588     5/19/10          6,532            --
Euro ...................................       SSBT       Sell      788,515     1,061,901     7/16/10             --        (3,445)
Euro ...................................       BANT       Sell    6,375,165     8,714,851     7/16/10        101,501            --
Norwegian Krone ........................       DBFX       Sell    7,930,000     1,327,774     8/16/10          2,513            --
                                                                                                          ----------     ---------
   Unrealized appreciation (depreciation) .............................................................    1,301,268      (429,605)
                                                                                                          ----------     ---------
      Net unrealized appreciation (depreciation) ......................................................   $  871,663
                                                                                                          ==========

See Abbreviations on page 50.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

Assets:
   Investments in securities:
      Cost .........................................................   $ 196,164,660
                                                                       -------------
      Value ........................................................   $ 167,397,038
   Cash ............................................................         127,920
   Foreign currency, at value (cost $1,257,421) ....................       1,258,750
   Receivables:
      Investment securities sold ...................................       3,634,108
      Capital shares sold ..........................................          12,690
      Dividends and interest .......................................         535,831
      Due from brokers .............................................      20,569,778
   Unrealized appreciation on forward exchange contracts ...........       1,301,268
   Unrealized appreciation on unfunded loan commitments (Note 11) ..         263,403
                                                                       -------------
         Total assets ..............................................     195,100,786
                                                                       -------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       5,115,119
      Affiliates ...................................................         436,392
   Options written, at value (premiums received $185,658) ..........          89,235
   Securities sold short, at value (proceeds $18,996,668) ..........      19,871,615
   Unrealized depreciation on forward exchange contracts ...........         429,605
   Accrued expenses and other liabilities ..........................         839,317
                                                                       -------------
         Total liabilities .........................................      26,781,283
                                                                       -------------
            Net assets, at value ...................................   $ 168,319,503
                                                                       -------------
Net assets consist of:
   Paid-in capital .................................................   $ 320,337,554
   Distributions in excess of net investment income ................        (485,208)
   Net unrealized appreciation (depreciation) ......................     (28,413,811)
   Accumulated net realized gain (loss) ............................    (123,119,032)
                                                                       -------------
            Net assets, at value ...................................   $ 168,319,503
                                                                       =============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

March 31, 2010

CLASS A:
   Net assets, at value ...................................................   $88,575,181
                                                                              -----------
   Shares outstanding .....................................................     9,081,347
                                                                              -----------
   Net asset value per share(a) ...........................................   $      9.75
                                                                              -----------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $     10.34
                                                                              -----------
CLASS B:
   Net assets, at value ...................................................   $ 1,502,887
                                                                              -----------
   Shares outstanding .....................................................       156,503
                                                                              -----------
   Net asset value and maximum offering price per share(a) ................   $      9.60
                                                                              -----------
CLASS C:
   Net assets, at value ...................................................   $38,892,514
                                                                              -----------
   Shares outstanding .....................................................     4,049,788
                                                                              -----------
   Net asset value and maximum offering price per share(a) ................   $      9.60
                                                                              -----------
ADVISOR CLASS:
   Net assets, at value ...................................................   $39,348,921
                                                                              -----------
   Shares outstanding .....................................................     4,001,182
                                                                              -----------
   Net asset value and maximum offering price per share ...................   $      9.83
                                                                              -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

Investment income:
   Dividends ........................................................................   $  2,110,557
   Interest .........................................................................      3,250,457
                                                                                        ------------
      Total investment income .......................................................      5,361,014
                                                                                        ------------
Expenses:
   Management fees (Note 4a) ........................................................      2,312,909
   Administrative fees (Note 4b) ....................................................        347,153
   Distribution fees: (Note 4c)
      Class A .......................................................................        272,306
      Class B .......................................................................         16,117
      Class C .......................................................................        389,249
   Transfer agent fees (Note 4e) ....................................................        237,432
   Custodian fees (Note 5) ..........................................................         19,005
   Reports to shareholders ..........................................................         67,335
   Registration and filing fees .....................................................         83,650
   Professional fees ................................................................        197,331
   Trustees' fees and expenses ......................................................        147,068
   Dividends on securities sold short ...............................................        297,924
   Stock loan fees ..................................................................      1,888,663
   Excise tax (Note 4f) .............................................................         76,000
   Other ............................................................................         78,189
                                                                                        ------------
      Total expenses ................................................................      6,430,331
      Expense reductions (Note 5) ...................................................         (4,818)
      Expenses waived/paid by affiliates (Note 4f) ..................................       (454,363)
      Unaffiliated fee reimbursement (Note 6) .......................................       (429,586)
                                                                                        ------------
         Net expenses ...............................................................      5,541,564
                                                                                        ------------
            Net investment income (loss) ............................................       (180,550)
                                                                                        ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................    (32,826,989)
      Written options ...............................................................         41,414
      Foreign currency transactions .................................................        (74,830)
      Securities sold short .........................................................     (3,590,633)
      Swap contracts ................................................................       (536,487)
                                                                                        ------------
         Net realized gain (loss) ...................................................    (36,987,525)
                                                                                        ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ......................................................................     95,369,557
   Translation of other assets and liabilities denominated in foreign currencies ....        401,257
                                                                                        ------------
      Net change in unrealized appreciation (depreciation) ..........................     95,770,814
                                                                                        ------------
Net realized and unrealized gain (loss) .............................................     58,783,289
                                                                                        ------------
Net increase (decrease) in net assets resulting from operations .....................   $ 58,602,739
                                                                                        ============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED MARCH 31,
                                                                                        ----------------------------
                                                                                            2010           2009
                                                                                        ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..................................................   $   (180,550)  $   2,626,144
      Net realized gain (loss) from investments, written options, foreign
         currency transactions, securities sold short and swap contracts ............    (36,987,525)    (75,819,797)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ....     95,770,814     (68,373,644)
                                                                                        ------------   -------------
            Net increase (decrease) in net assets resulting from operations .........     58,602,739    (141,567,297)
                                                                                        ------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................................................     (1,111,098)     (2,726,336)
         Class B ....................................................................         (7,869)        (31,022)
         Class C ....................................................................       (198,927)       (640,105)
         Advisor Class ..............................................................       (595,163)     (1,689,053)
      Net realized gains:
         Class A ....................................................................             --        (126,601)
         Class B ....................................................................             --          (2,468)
         Class C ....................................................................             --         (52,179)
         Advisor Class ..............................................................             --         (62,855)
                                                                                        ------------   -------------
   Total distributions to shareholders ..............................................     (1,913,057)     (5,330,619)
                                                                                        ------------   -------------
   Capital share transactions: (Note 3)
      Class A .......................................................................    (40,940,402)    (63,776,607)
      Class B .......................................................................       (742,588)     (1,236,489)
      Class C .......................................................................    (12,228,869)    (27,110,428)
      Advisor Class .................................................................     (6,490,269)    (83,000,211)
                                                                                        ------------   -------------
   Total capital share transactions .................................................    (60,402,128)   (175,123,735)
                                                                                        ------------   -------------
      Net increase (decrease) in net assets .........................................     (3,712,446)   (322,021,651)
Net assets:
   Beginning of year ................................................................    172,031,949     494,053,600
                                                                                        ------------   -------------
   End of year ......................................................................   $168,319,503   $ 172,031,949
                                                                                        ------------   -------------
Distributions in excess of net investment income included in net assets:
   End of year ......................................................................   $   (485,208)  $    (760,646)
                                                                                        ============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the year ended March 31, 2010

Cash flow from operating activities:
   Dividends, interest and other income received ....................................   $   3,085,175
   Operating expenses paid ..........................................................      (4,796,044)
   Purchases of long-term investments ...............................................    (196,335,584)
   Cash on deposit with brokers .....................................................      (2,186,491)
   Realized loss on foreign currency transactions ...................................         (74,830)
   Sales and maturities of long-term investments ....................................     241,653,171
   Net sales of short-term investments ..............................................      20,608,899
                                                                                        -------------
      Cash provided - operating activities ..........................................      61,954,296
                                                                                        -------------
Cash flow from financing activities:
   Proceeds from subscriptions of Fund shares .......................................      14,804,558
   Payments on redemptions of Fund shares ...........................................     (76,637,989)
   Distributions to shareholders ....................................................        (401,239)
                                                                                        -------------
      Cash used - financing activities ..............................................     (62,234,670)
                                                                                        -------------
Net increase (decrease) in cash .....................................................        (280,374)
Cash at beginning of year ...........................................................       1,667,044
                                                                                        -------------
Cash at end of year .................................................................   $   1,386,670
                                                                                        -------------
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING
   ACTIVITIES TO NET CASH PROVIDED IN OPERATING ACTIVITIES FOR THE YEAR ENDED
      MARCH 31, 2010
Net increase (decrease) in net assets resulting from operating activities ...........   $  58,602,739
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
         Decrease in dividends and interest receivable and other assets .............          99,444
         Increase in payable to affiliates, accrued expenses and other liabilities ..         745,520
         Increase in cash on deposit with brokers ...................................      (2,186,491)
         Decrease in receivables for investments sold ...............................         115,785
         Increase in payable for investments purchased ..............................       3,750,096
         Decrease in cost of investments ............................................      96,614,693
         Net change in unrealized appreciation ......................................     (95,787,490)
                                                                                        -------------
Net cash provided in operating activities ...........................................   $  61,954,296
                                                                                        =============
Noncash financing activities - reinvestment of dividends ............................   $   1,511,818

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid


                               Annual Report | 35

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains


                               36 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into total return swap contracts in order to manage or gain exposure to equity price movements of an underlying asset. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based upon a notional principal amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized depreciation or appreciation until the payments are made, at which time they are realized. Payments received or paid to recognize changes in the value of the underlying asset are recorded as realized gain or loss.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount


                               Annual Report | 37

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 13 regarding other derivative information.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

F. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold


                               38 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.


                               Annual Report | 39

Franklin Mutual Recovery Fund

3. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                     YEAR ENDED MARCH 31,
                                   ------------------------------------------------------
                                                2010                      2009
                                   --------------------------   -------------------------
                                      SHARES        AMOUNT        SHARES        AMOUNT
                                   -----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .................      787,896    $  6,691,796    1,823,855   $ 18,054,631
   Shares issued in reinvestment
      of distributions .........       96,072         889,624      299,696      2,250,714
   Shares redeemed .............   (5,768,179)    (48,521,822)  (8,031,959)   (84,081,952)
                                   ----------    ------------   ----------   ------------
   Net increase (decrease) .....   (4,884,211)   $(40,940,402)  (5,908,408)  $(63,776,607)
                                   ==========    ============   ==========   ============
CLASS B SHARES:
   Shares sold .................        3,709    $     32,558        5,602   $     43,189
   Shares issued in reinvestment
      of distributions .........          696           6,366        3,897         28,877
   Shares redeemed .............      (94,516)       (781,512)    (131,283)    (1,308,555)
                                   ----------    ------------   ----------   ------------
   Net increase (decrease) .....      (90,111)   $   (742,588)    (121,784)  $ (1,236,489)
                                   ==========    ============   ==========   ============
CLASS C SHARES:
   Shares sold .................      168,533    $  1,459,029      382,579   $  3,705,723
   Shares issued in reinvestment
      of distributions .........       16,524         151,031       74,989        555,668
   Shares redeemed .............   (1,694,799)    (13,838,929)  (3,077,030)   (31,371,819)
                                   ----------    ------------   ----------   ------------
   Net increase (decrease) .....   (1,509,742)   $(12,228,869)  (2,619,462)  $(27,110,428)
                                   ==========    ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .................      718,876    $  6,540,660    1,152,923   $ 13,065,712
   Shares issued in reinvestment
      of distributions .........       49,817         464,797      166,656      1,261,586
   Shares redeemed .............   (1,561,105)    (13,495,726)  (9,378,602)   (97,327,509)
                                   ----------    ------------   ----------   ------------
   Net increase (decrease) .....     (792,412)   $ (6,490,269)  (8,059,023)  $(83,000,211)
                                   ==========    ============   ==========   ============

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               40 | Annual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 1.33% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%


                               Annual Report | 41

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
    unaffiliated broker/dealers ..................   $8,548
Contingent deferred sales charges retained .......   $3,579

E. TRANSFER AGENT FEES

For the year ended March 31, 2010, the Fund paid transfer agent fees of $237,432, of which $140,683 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the year ended March 31, 2010, the investment manager agreed to waive management fees of $396,863. Additionally, the Fund paid excise taxes of $76,000, of which $57,500 was voluntarily reimbursed by an affiliate of the investment manager. Such amounts are noted in the Statement of Operations.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

6. UNAFFILIATED FEE REIMBURSEMENTS

Pursuant to an agreement reached between the Fund and a broker in connection with a security sold short, the broker agreed to reimburse the Fund for certain stock loan fees related to a specific short sale transaction. Such amounts are noted in the Statement of Operations.


                               42 | Annual Report

Franklin Mutual Recovery Fund

7. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017 ....................................   $ 44,141,197
2018 ....................................     72,696,499
                                            ------------
                                            $116,837,696
                                            ============

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2010, the Fund deferred realized capital losses and realized currency losses of $4,361,933 and $40,878, respectively.

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                                   2010         2009
                                ----------   ----------
Distributions paid from:
   Ordinary income ..........   $1,913,057   $5,318,333
   Long term capital gain ...           --       12,286
                                ----------   ----------
                                $1,913,057   $5,330,619
                                ==========   ==========

At March 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $200,931,178
                                                             ============
Unrealized appreciation ..................................   $ 12,199,950
Unrealized depreciation ..................................    (45,734,090)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $(33,534,140)
                                                             ============
Distributable earnings - undistributed ordinary income ...   $  3,154,694
                                                             ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, swaps, tax straddles, certain corporate action adjustments, non-deductible expenses, partnership distributions and recognition of partnership income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, swaps, tax straddles, certain corporate action adjustments, certain dividends on securities sold short, partnership distributions and recognition of partnership income.


                               Annual Report | 43

Franklin Mutual Recovery Fund

8. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2010, aggregated $183,516,099 and $204,507,398, respectively.

Transactions in options written during the year ended March 31, 2010, were as follows:

                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
                                                         ---------   -----------
Options outstanding at March 31, 2009 ................     1,585     $  121,417
Options written ......................................    13,196      1,217,354
Options expired ......................................    (3,935)      (215,535)
Options exercised ....................................    (6,748)      (532,547)
Options closed .......................................    (2,753)      (405,031)
                                                         -------     ----------
Options outstanding at March 31, 2010 ................     1,345     $  185,658
                                                         =======     ==========

9. CREDIT RISK AND DEFAULTED
SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At March 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $1,387,241, representing 0.82% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               44 | Annual Report

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

At March 31, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

PRINCIPAL
AMOUNT/
SHARES/                                                           ACQUISITION
CONTRACTS      ISSUER                                                DATES            COST         VALUE
---------      ------                                         ------------------   ----------   -----------
   55,817      AboveNet Inc. ..............................    9/03/03 - 9/08/09   $1,042,578   $ 2,831,597
       55      AboveNet Inc., stock grant, grant price
                  $10.475, expiration date 9/09/13 ........    4/17/06 - 9/08/06           --         8,856
       11      AboveNet Inc., stock grant, grant price
                  $30, expiration date 9/07/18 ............         9/08/09                --           912
1,439,821      CB FIM Coinvestors LLC .....................    1/15/09 - 6/02/09           --            --
1,874,481      Cerberus CG Investor I LLC .................    7/26/07 - 6/17/08    1,868,061       581,089
1,645,200      Cerberus CG Investor I LLC, 12.00%,
                  7/31/14 .................................         7/26/07         1,645,200       510,012
1,874,481      Cerberus CG Investor II LLC ................    7/26/07 - 6/17/08    1,868,061       581,089
1,645,200      Cerberus CG Investor II LLC, 12.00%,
                  7/31/14 .................................         7/26/07         1,645,200       510,012
  937,240      Cerberus CG Investor III LLC ...............    7/26/07 - 6/17/08      934,030       290,544
  822,600      Cerberus CG Investor III LLC, 12.00%,
                  7/31/14 .................................         7/26/07           822,600       255,006
      721      Elephant Capital Holdings Ltd. .............   10/22/03 - 3/11/08      111,536            --
1,801,197      FIM Coinvestor Holdings I, LLC .............   11/20/06 - 6/02/09           --            --
1,055,414      First Chicago Bancorp ......................   11/16/06 - 9/28/09    6,555,871     1,108,185
   39,780      First Southern Bancorp Inc. ................         1/27/10           839,358       839,358
       68      First Southern Bancorp Inc., cvt. pfd., C ..         1/27/10            68,000        68,000
4,502,725      GLCP Harrah's Investment LP ................         1/15/08         4,505,648            --
      358      GMAC Inc. ..................................   11/20/06 - 6/02/09    8,480,694     5,105,167
   10,457      IACNA Investor LLC .........................         7/24/08             3,790           105
  152,041      Imagine Group Holdings Ltd. ................         8/31/04         1,557,128     1,775,155
  185,241      International Automotive Components
                  Group Brazil LLC ........................   4/13/06 - 12/26/08      123,192       283,138
   16,213      International Automotive Components
                  Group Japan LLC .........................    9/26/06 - 3/27/07      140,743       110,433
  660,308      International Automotive Components
                  Group LLC ...............................    3/15/06 - 4/04/08      660,415       349,019
   90,167  (a) International Automotive Components
                  Group NA LLC, 9.00%, 4/01/17 ............         3/30/07            91,520        92,873
  299,438  (a) International Automotive Components
                  Group NA LLC, A .........................   3/30/07 - 10/10/07      318,612       179,190
      574      MCII Holdings Inc. .........................         4/17/09           660,852            --
    4,475      MCII Holdings Inc., PIK, pfd., A ...........    4/17/09 - 1/01/10    4,357,231     1,252,771
   31,928      NCB Warrant Holdings Ltd., A ...............   12/16/05 - 3/11/08    2,118,474            --
  445,440      Symetra Financial Corp. ....................         7/27/04         5,120,000     5,479,504
                                                                                                -----------
                  TOTAL RESTRICTED SECURITIES (13.20% of Net Assets) ........................   $22,212,015
                                                                                                ===========

(a) The Fund also invests in unrestricted securities or other investments in the issuer, valued at $59,381 as of March 31, 2010.


                               Annual Report | 45

Franklin Mutual Recovery Fund

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2010, unfunded commitments were as follows:

                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
--------                                                              ----------
Lyondell Chemical Co., DIP Delayed Draw Term Loan,
   FRN, 13.00%, 6/03/10 ...........................................   $   26,459
Realogy Corp., Revolver, FRN, 2.504%, 4/10/13 .....................    3,019,400
                                                                      ----------
                                                                      $3,045,859
                                                                      ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At March 31, 2010, the Fund had unfunded capital commitments of $660,698 and had determined that the probability of performance under these agreements was remote. Therefore, no loss had been recognized. Subsequent to March 31, 2010, the Fund was required to perform on a portion of its obligations in relation to an unfunded capital commitment. Concurrent with this performance, the Fund recognized an unrealized loss of approximately $374,000.


                               46 | Annual Report

Franklin Mutual Recovery Fund

13. OTHER DERIVATIVE INFORMATION

At March 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   ------------------------------------------   ------------------------------------------
NOT ACCOUNTED FOR AS      STATEMENT OF ASSETS AND      FAIR VALUE      STATEMENT OF ASSETS AND      FAIR VALUE
HEDGING INSTRUMENTS        LIABILITIES LOCATION          AMOUNT          LIABILITIES LOCATION         AMOUNT
--------------------   -----------------------------   ----------   -----------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                   Unrealized depreciation on
                          forward exchange contracts   $1,301,268      forward exchange contracts    $429,605

Equity contracts ...   Investments in securites,
                          Value                            29,150   Options written, at value          89,235

For the year ended March 31, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                CHANGE IN        AVERAGE
                                                                                UNREALIZED       AMOUNT
DERIVATIVE CONTRACTS                                          REALIZED GAIN    APPRECIATION    OUTSTANDING
NOT ACCOUNTED FOR AS               STATEMENT OF                (LOSS) FOR     (DEPRECIATION)   DURING THE
HEDGING INSTRUMENTS            OPERATIONS LOCATIONS             THE YEAR       FOR THE YEAR      YEAR(a)
--------------------   ------------------------------------   -------------   --------------   -----------
Foreign exchange
   contracts .......   Net realized gain (loss) from
                          foreign currency transactions/Net
                          change in unrealized appreciation
                          (depreciation) on translation of
                          other assets and liabilities
                          denominated in foreign
                          currencies                           $  (172,314)      $417,993       35,117,761

Equity contracts ...   Net realized gain (loss) from
                          investments, written options
                          and swap contracts/Net change
                          in unrealized appreciation
                          (depreciation) on investments         (1,980,404)        60,327          300,563

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                               Annual Report | 47

Franklin Mutual Recovery Fund

15. CREDIT FACILITY

The Fund participates in a $20 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 28, 2010, and may or may not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the period, the Fund incurred commitment fees of $50,611, which is reflected in other expenses on the Statement of Operations.

During the year ended March 31, 2010, the Fund did not utilize the facility.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                                          LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
                                                       ------------   -----------   ----------     ------------
ASSETS:
Investments in Securities:
   Equity Investments(a):
      Auto Components ..............................   $         --   $        --   $   922,422(b) $    922,422
      Commercial Banks .............................             --            --     2,015,543(b)    2,015,543
      Consumer Finance .............................             --            --     6,557,889       6,557,889
      Insurance ....................................             --            --     7,254,659       7,254,659
      Machinery ....................................             --            --     1,252,771(b)    1,252,771
      All Other Equity
         Investments(c) ............................    107,862,211            --            --(b)  107,862,211
   Options Purchased ...............................         29,150            --            --          29,150
   Corporate Bonds, Notes and
      Senior Floating Rate Interests ...............             --    34,456,306     1,427,284      35,883,590
   Corporate Bonds and Notes in Reorganization .....             --        19,338            --          19,338


                               48 | Annual Report

Franklin Mutual Recovery Fund

16.  FAIR VALUE MEASUREMENTS (CONTINUED)

                                                          LEVEL 1       LEVEL 2        LEVEL 3        TOTAL
                                                       ------------   -----------   -----------    ------------
ASSETS: (CONTINUED)
   Investments in Securities: (CONTINUED)
      Equity Investments(a): (CONTINUED)
      Companies in Liquidation .....................   $         --   $   644,439   $        --(b) $    644,439
      Short Term Investments .......................      4,900,000        55,026            --       4,955,026
                                                       ------------   -----------   -----------    ------------
      Total Investments in
         Securities ................................   $112,791,361   $35,175,109   $19,430,568    $167,397,038
                                                       ============   ===========   ===========    ============
      Forward Exchange Contracts ...................   $         --   $ 1,301,268   $        --    $  1,301,268
      Unfunded Loan Commitments ....................             --       263,403            --         263,403
LIABILITIES:
      Options Written ..............................         89,235            --            --          89,235
      Securities Sold Short ........................     19,871,615            --            --      19,871,615
      Forward Exchange Contracts ...................             --       429,605            --         429,605

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at March 31, 2010.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At March 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                 NET CHANGE                                            APPRECIATION
                                                                     IN                                               (DEPRECIATION)
                                      BALANCE AT      NET        UNREALIZED        NET        TRANSFER    BALANCE AT      ON ASSETS
                                      BEGINNING    REALIZED     APPRECIATION    PURCHASES   IN (OUT OF)     END OF         HELD AT
                                       OF YEAR    GAIN (LOSS)  (DEPRECIATION)    (SALES)      LEVEL 3        YEAR         YEAR END
                                     -----------  -----------  --------------  -----------  -----------  -----------  --------------
ASSETS:
Investments in Securities:
   Equity Investments:(a)
      Auto Components .............  $   144,267  $  (204,186)   $ 1,005,698   $   (23,357) $        --  $  922,422(b) $   790,580
      Commercial Banks ............    1,624,930           --     (1,314,756)    1,705,369           --   2,015,543(b)  (1,314,756)
      Consumer Finance ............    4,538,823           --      2,078,537       (59,471)          --    6,557,889    (4,531,849)
      Diversified Telecommunication
         Services .................    2,099,978           --      1,167,240            --   (3,267,218)          --            --
      Health Care Providers &
         Services .................    1,483,224     (122,486)         6,345      (291,129)  (1,075,954)          --            --
      Hotels, Restaurants &
         Leisure ..................           --           --         (2,923)        2,923           --           --        (2,923)
      Insurance ...................    9,125,951      (73,381)      (488,761)   (1,309,150)               7,254,659       (765,699)
      Machinery ...................           --           --     (3,765,312)    5,018,083           --   1,252,771(b)  (3,765,312)
   Corporate Bonds, Notes and
      Senior Floating Rate
         Interests ................    8,157,618     (815,286)     2,419,242    (8,334,290)          --    1,427,284       557,992


                               Annual Report | 49

Franklin Mutual Recovery Fund

16.  FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                NET CHANGE                                             APPRECIATION
                                                                    IN                                                (DEPRECIATION)
                                      BALANCE AT      NET        UNREALIZED        NET        TRANSFER    BALANCE AT      ON ASSETS
                                      BEGINNING    REALIZED     APPRECIATION    PURCHASES   IN (OUT OF)     END OF         HELD AT
                                       OF YEAR    GAIN (LOSS)  (DEPRECIATION)    (SALES)      LEVEL 3        YEAR         YEAR END
                                     -----------  -----------  --------------  -----------  -----------  -----------  --------------
ASSETS: (CONTINUED)
   Investments in Securities:
      (CONTINUED)
      Equity Investments:(a)
         (CONTINUED)
      Corporate Bonds and Notes in
         Reorganization ...........  $   380,381  $(2,823,446)   $ 3,295,449   $  (660,852) $  (191,532) $        --   $         --
                                     -----------  -----------    -----------   -----------  -----------  -----------   ------------
   Total ..........................  $27,555,172  $(4,038,785)   $ 4,400,759   $(3,951,874) $(4,534,704) $19,430,568   $ (9,031,967)
                                     ===========  ===========    ===========   ===========  ===========  ===========   ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at March 31, 2010.

17.  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

18.  SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

COUNTERPARTY

BANT - Bank of America N.A.
BBU  - Barclays Bank
DBFX - Deutsche Bank AG
SSBT - State Street Bank and Trust Co.

CURRENCY

EUR - Euro

SELEC-TED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Posession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                               50 | Annual Report

Franklin Mutual Recovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN MUTUAL RECOVERY FUND:

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Recovery Fund (the "Fund"), including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Recovery Fund at March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (ERNEST & YOUNG LLP)

Boston, Massachusetts
May 19, 2010


                               Annual Report | 51

Franklin Mutual Recovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 94.70% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,240,822 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2010. In January 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               52 | Annual Report

Franklin Mutual Recovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                ---------------  -------------------  -----------------------  ----------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Trustee          Since 2003           8                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)             Trustee          Since 2003           31                       SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                                 Allied Capital Corporation
101 John F. Kennedy Parkway                                                                       (financial services) (2003-2010).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)         Lead             Trustee since        15                       Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC  Independent      2003 and                                      Markets Debt Opportunities
101 John F. Kennedy Parkway        Trustee          Lead Independent                              Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                          Trustee                                       International Ireland Limited.
                                                    since 2007

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)           Trustee          Since 2009           8                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing Director, Putman Lovell NBF.


                               Annual Report | 53

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                ---------------  -------------------  -----------------------  ----------------------------------
CHARLES RUBENS II (1930)           Trustee          Since 2003           15                       None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)           Trustee          Since 2009           141                      Cbeyond, Inc. (business communica-
c/o Franklin Mutual Advisers, LLC                                                                 tions provider).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)       Trustee          Since 2009           8                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor,
CBS Network News.

ROBERT E. WADE (1946)              Trustee and      Trustee since        38                       El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC  Chairman of      2003 and
101 John F. Kennedy Parkway        the Board        Chairman of the
Short Hills, NJ 07078-2789                          Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law engaged in private practice (1973-2009) and member of various boards.


                               54 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                ---------------  -------------------  -----------------------  ----------------------------------
**GREGORY E. JOHNSON (1961)        Trustee          Since 2007           89                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

**PETER A. LANGERMAN (1955)        Trustee,         Trustee since        8                        American International Group, Inc.
c/o Franklin Mutual Advisers, LLC  President        2007, President                               (AIG) Credit Facility Trust
101 John F. Kennedy Parkway        and Chief        and Chief
Short Hills, NJ 07078-2702         Executive        Executive Officer -
                                   Officer -        Investment
                                   Investment       Management
                                   Management       since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

PHILIPPE BRUGERE-TRELAT (1949)     Vice             Since 2005           Not Applicable           Not Applicable
101 John F. Kennedy Parkway        President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton
Investments; and FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)              Chief            Chief Compliance     Not Applicable           Not Applicable
One Franklin Parkway               Compliance       Officer since 2004
San Mateo, CA 94403-1906           Officer and      and Vice President
                                   Vice             - AML Compliance
                                   President        since 2006
                                   - AML
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)          Chief Executive  Since 2009           Not Applicable           Not Applicable
One Franklin Parkway               Officer -
San Mateo, CA 94403-1906           Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).


                               Annual Report | 55

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                ---------------  -------------------  -----------------------  ----------------------------------
ALIYA S. GORDON (1973)             Vice President   Since 2009           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)               Vice President   Since 2003           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)              Secretary and    Secretary since      Not Applicable           Not Applicable
One Franklin Parkway               Vice President   2005 and Vice
San Mateo, CA 94403-1906                            President since
                                                    August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)           Treasurer,       Since 2009           Not Applicable           Not Applicable
One Franklin Parkway               Chief Financial
San Mateo, CA 94403-1906           Officer and
                                   Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)          Vice President   Since                Not Applicable           Not Applicable
500 East Broward Blvd.                              August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               56 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                ---------------  -------------------  -----------------------  ----------------------------------
KAREN L. SKIDMORE (1952)           Vice President   Since                Not Applicable           Not Applicable
One Franklin Parkway                                August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)               Vice President   Since 2005           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Mutual Advisers.

Note: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 57

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               58 | Annual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10

Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 A 05/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $75,053 for the fiscal year ended March 31, 2010 and $78,190 for the fiscal year ended March 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert
E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers LLC (FMAL) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of May 27, 2010, the portfolio managers of the Fund are as follows:

SHAWN TUMULTY, VICE PRESIDENT OF FMAL.

Mr. Tumulty has been a manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA, PORTFOLIO MANAGER OF FMAL

Mr. Correa has been manager of the Fund since 2004. He joined Franklin Templeton Investments in 2003.

KEITH LUH, ASSISTANT PORTFOLIO MANAGER OF FMAL

Mr. Luh has been a portfolio manager of the Fund since 2009, providing research and advice on purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

Shawn Tumulty and Christian Correa are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2010.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------
Christian Correa(2) 1              4,816.4            3              472.3             0              0
--------------------------------------------------------------------------------------------------------------
Shawn Tumulty(2)    1              5,254.8            1               2.3              0              0
--------------------------------------------------------------------------------------------------------------
Keith Luh(2)        0                 0               1               2.3              0              0
--------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2. Mr. Correa, Mr. Tumulty and Mr. Luh each manages a pooled investment vehicle with $2.3 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

          o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.oRESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

      ----------------------------------------------------------------------
          PORTFOLIO MANAGER                  DOLLAR RANGE OF FUND SHARES
                                                   BENEFICIALLY OWNED
      ----------------------------------------------------------------------
         Christian Correa                         $100,001 - $500,000
      ----------------------------------------------------------------------
         Shawn Tumulty                                    None

      ----------------------------------------------------------------------
         Keith Luh                                $100,001 - $500,000
      ----------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND


By /s/LAURA F. FERGERSON
------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
  Date May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
  Date May 27, 2010


By /s/MATTHEW T. HINKLE
------------------------------
    Matthew T. Hinkle
    Chief Financial Officer and
    Chief Accounting Officer
   Date May 27, 2010